Exhibit 10.2
AMENDMENT NO. 2 TO
SECOND AMENDED AND RESTATED CONVERTIBLE PROMISSORY NOTE
This Amendment No. 2 to Second Amended and Restated Convertible Promissory Note (this “Amendment”) is made effective as of February 11, 2010 and amends that certain Second Amended and Restated Convertible Promissory Note, dated June 13, 2008 (the “Note”) made by Bell Industries, Inc., a California corporation (the “Maker” or the “Company”), Bell Industries, Inc., a Minnesota corporation (“Bell Minnesota”), Bell Techlogix, Inc., a Delaware corporation (“Bell Techlogix”), and Bell Techlogix Mobility Solutions, Inc., a Delaware corporation (“BT Mobility Solutions” with the Maker, Bell Minnesota and Bell Techlogix, referred to herein collectively as the “Obligors”), in favor of BI Holdings, L.P., a Delaware limited partnership (the successor payee to Newcastle Partners, L.P.), or its assigns (the “Payee”). Bell Techlogix became an Obligor under the Note pursuant to a Joinder Agreement dated as of March 13, 2009 and BT Mobility Solutions became an Obligor under the Note pursuant to a Joinder Agreement dated September 9, 2009.
WITNESSETH:
WHEREAS, the Obligors intend to enter into Amendment Number Seven to Credit Agreement (“Amendment No. 7”) with Wells Fargo Capital Finance, Inc., as agent for lender (“Wells Fargo”);
WHEREAS, the Obligors and the Payee desire to amend the Note as provided herein to reset certain EBITDA covenants set forth in the Note to correspond to those to be set forth in Amendment No. 7; and
WHEREAS, the Obligors and the Payee also desire to amend the Note to modify the limitation on indebtedness covenant in the Note.
NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:
A. Amendment to Section 11(a)(i). Section 11(a)(i) of the Note is deleted in its entirety and replaced with the following:
(a)(i) Senior Debt under Senior Credit Agreement in the aggregate principal amount not to exceed $13.0 million plus the amount of any Protective Advances (as such term is defined in the Senior Credit Agreement) and Bank Product Obligations (as such term is defined in the Senior Credit Agreement).
B. Amendment to Section 12(a). Section 12(a) of the Note is deleted in its entirety and replaced with the following:

(a) Minimum Adjusted EBITDA. As of any date of determination from and after April 1, 2008, if Borrowers do not have Net Debt in an amount less than $4,000,000 at all times during the most recently completed fiscal quarter, then Borrowers shall not fail to achieve Adjusted EBITDA, measured on a quarter-end basis, of at least the required amount set forth in the following table for the applicable period set forth opposite thereto (and the failure to do so shall be deemed an Event of Default):

Applicable
Amount	Applicable Period
$(1,234,000)	For the 3 month period ending March 31, 2008
$(1,246,000)	For the 6 month period ending June 30, 2008
$(200,000)	For the 9 month period ending September 30, 2008
$(839,000)	For the 12 month period ending December 31, 2008
$(2,100,000)	For the 3 month period ending March 31, 2009
$(1,900,000)	For the 6 month period ending June 30, 2009
$(500,000)	For the 9 month period ending September 30, 2009
$(500,000)	For the 12 month period ending December 31, 2009
$(1,900,000)	For the three month period ending March 31, 2010
$(1,400,000)	For the six month period ending June 30, 2010
$(400,000)	For the nine month period ending September 30, 2010
$(400,000)	For the 12 month period ending December 31, 2010
$950,000	For the 12 month period ending December 31, 2011 and for each 12 month period ending as of the last day of each fiscal quarter thereafter

C. No Other Amendments. This Amendment shall not be deemed to modify the terms of the Note except as expressly set forth herein.
D. Defined Terms. Any term in this Amendment that is not defined herein shall have the meaning ascribed thereto in the Note.
E. Applicable Law; Forum. THE VALIDITY, CONSTRUCTION AND ENFORCEABILITY OF THIS AMENDMENT SHALL BE GOVERNED BY THE INTERNAL LAWS OF THE STATE OF TEXAS, WITHOUT GIVING EFFECT TO CONFLICT OF LAWS PRINCIPLES THEREOF. EACH OF PAYEE AND MAKER CONSENTS TO SUBMIT TO THE PERSONAL JURISDICTION OF ANY STATE OR FEDERAL COURT SITTING IN THE STATE OF TEXAS, IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AMENDMENT, AGREES THAT ALL CLAIMS IN RESPECT OF THE ACTION OR PROCEEDING MAY BE HEARD AND DETERMINED IN ANY SUCH COURT, AND AGREES NOT TO BRING ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AMENDMENT IN ANY OTHER COURT. EACH OF THE PARTIES TO THIS AMENDMENT AGREES NOT TO ASSERT IN ANY ACTION OR PROCEEDING ARISING OUT OF RELATING TO THIS AMENDMENT THAT THE VENUE IS IMPROPER, AND WAIVES ANY DEFENSE OF INCONVENIENT FORUM TO THE MAINTENANCE OF ANY ACTION OR PROCEEDING SO BROUGHT AND WAIVES ANY BOND, SURETY OR OTHER SECURITY THAT MIGHT BE REQUIRED OF ANY OTHER PARTY WITH RESPECT THERETO.
F. Counterparts. This Amendment may be executed in any number of counterparts and each of such counterparts shall for all purposes be deemed to be an original, all such counterparts shall together constitute but one and the same instrument and facsimile and electronic or photostatic copies of such executed counterparts shall be given the same effect as the originals.
[SIGNATURE PAGE TO FOLLOW]

[SIGNATURE PAGE TO AMENDMENT NO. 2 TO
SECOND AMENDED AND RESTATED CONVERTIBLE PROMISSORY NOTE ]
IN WITNESS WHEREOF, the parties hereto have executed this Amendment No. 2 to Second Amended and Restated Convertible Promissory Note as of the date first written above.

THE OBLIGORS: Bell Industries, Inc., a California Corporation
By:	/s/ Clinton J. Coleman
	Name:	Clinton J. Coleman
	Title:	Chief Executive Officer

Bell Industries, Inc., a Minnesota Corporation
By:	/s/ Clinton J. Coleman
	Name:	Clinton J. Coleman
	Title:	Chief Executive Officer

Bell Techlogix, Inc., a Delaware Corporation
By:	/s/ Clinton J. Coleman
	Name:	Clinton J. Coleman
	Title:	Chief Executive Officer

Bell Techlogix Mobility Solutions, Inc., a Delaware Corporation
By:	/s/ Clinton J. Coleman
	Name:	Clinton J. Coleman
	Title:	Chief Executive Officer

THE LENDER: BI Holdings, L.P., a Delaware limited partnership
By:	/s/ Mark Schwarz
	Name:	Mark Schwarz
	Title:	Chief Executive Officer, Newcastle Capital Management L.P., its General Partner

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